UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 26, 2005
(Date of earliest event reported)

eResearchTechnology, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-29100	22-3264604

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 South 17th Street, Philadelphia, PA	19103

(Address of principal executive offices)	(Zip Code)

215-972-0420
–––––––––––––––––––––
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 26, 2005, eResearchTechnology, Inc. issued a press release reporting its results of operations for the quarter and nine months ended September 30, 2005 and providing financial guidance for the fourth quarter of 2005 and fiscal 2006. A copy of that press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits
99.1 Press Release dated October 26, 2005 of eResearchTechnology, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eResearchTechnology, Inc. (Registrant)

Date:	October 26, 2005	By: /s/ Bruce Johnson

Bruce Johnson Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated October 26, 2005 of eResearchTechnology, Inc.